EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

Th	e Board of Directors
Wi	reless Facilities, Inc.:

We consent to the use of our report incorporated herein by reference in the Form S-8 Registration Statement.

/s/	KPMG LLP

San	Diego, California
Oc	tober 15, 2001